Exhibit 99.1

Certification of Principal Executive Officer

                  In connection with the Annual Report of Pennexx Foods, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael D. Queen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: March 31, 2003                              /s/ Michael D. Queen
                                                  -------------------------
                                                  Michael D. Queen
                                                  Chief Executive Officer